UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2013

Molycorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 843-8040

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 14, 2013, Molycorp, Inc. (“we” or the “Company”) filed an amended Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2013 and a Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013. In Part I, Item 4. Controls and Procedures of those Quarterly Reports, we disclosed that, in light of a material weakness that resulted in a restatement of our unaudited condensed consolidated financial statements for the three months ended March 31, 2013, we re-evaluated our conclusion regarding the effectiveness of our internal control over financial reporting as of December 31, 2012. During our assessment of the effectiveness of our internal control over financial reporting as of December 31, 2012, we identified certain deficiencies that were not considered to be a material weakness, either individually or in the aggregate. Given the subsequent identification of a material weakness for the quarter ended March 31, 2013, we now consider certain control deficiencies identified as of December 31, 2012 to be a material weakness when considered in the aggregate. As of December 31, 2012, we did not maintain a sufficient complement of resources with an appropriate level of accounting knowledge, experience and training commensurate with our financial reporting requirements. This limited our ability, in certain areas, to ensure the necessary consistent communication, reinforcement, and application of accounting policies to make appropriate accounting adjustments and disclosure decisions and resulted in ineffective review of certain reconciliations and journal entries and errors in recording transactions in the financial records.
The control deficiency described above could result in a material misstatement to the annual consolidated financial statements and disclosures or to the interim consolidated financial statements and disclosures that would not be prevented or detected. Accordingly, our management has determined that this control deficiency constitutes a material weakness. Although our remediation efforts, as described in the Quarterly Reports identified above, are continuing, during the quarter ended June 30, 2013, we hired additional accounting and financial reporting personnel, including an Operations Controller at our Mountain Pass facility. No material misstatements of the Company's financial statements and disclosures for the year ended December 31, 2012 have been identified and those financial statements may be relied upon.
We intend to amend our Annual Report on Form 10-K for the year ended December 31, 2012 to, among other things, reflect our conclusion regarding our disclosure controls and procedures and report on internal control over financial reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

	By:	/s/ Michael F. Doolan
	Name:	Michael F. Doolan
	Title:	Chief Financial Officer

Date: August 14, 2013